Transocean

# FLEET STATUS REPORT

DEEPWATER PROTEUS
DEEPWATER PROTEUS

October 2022

Transocean Ltd. (NYSE: RIG)

Updated: October 13, 2022
Revisions Noted in Bold
Dynamically positioned "DP" «
											Dayrate on	Dayrate on
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater		Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)
Rig Type/Name	References	Type	DP	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Additional Comments
Rigs Under Construction (2)
Deepwater Titan	(6), (15)	ship	*	TBA	12,000	40,000	USGOM	Chevron	Q2 2023	Q2 2028	455,000	N/A
Deepwater Atlas	(8), (9), (15), (27)	ship	*	TBA	12,000	40,000	USGOM	Beacon	Oct-22	Jul-23	315,000	N/A	Exludes additional services
	(9), (28)								Jul-23	Oct-23		N/A	20,000 psi BOP installation
	(8), (9)								Oct-23	Jul-24	455,000	N/A	Exludes additional services
Ultra-Deepwater (27)
Deepwater Poseidon	(6)	ship	*	2018	12,000	40,000	USGOM	Shell	Sep-18	Feb-28	478,000	N/A
Deepwater Pontus	(6)	ship	*	2017	12,000	40,000	USGOM	Shell	Oct-17	Oct-27	476,000	N/A
Deepwater Conqueror	(6), (8), (23)	ship	*	2016	12,000	40,000	USGOM	Chevron	Jun-22	Feb-23	335,000	335,000	Excludes additional services
	(24)						USGOM	Not Disclosed	Mar-23	Feb-25	440,000	335,000	Excludes additional services
Deepwater Proteus	(6)	ship	*	2016	12,000	40,000	USGOM	Shell	Aug-16	May-26	481,000	N/A
Deepwater Thalassa	(6)	ship	*	2016	12,000	40,000	USGOM	Shell	Jul-16	Feb-26	480,000	N/A
Ocean Rig Apollo		ship	*	2015	12,000	40,000				Stacked May-16
Deepwater Asgard		ship	*	2014	12,000	40,000	USGOM	Not Disclosed	Jun-22	Oct-22	395,000	295,000
								Murphy Oil Corporation	Nov-22	Jan-23	395,000	395,000
	(25)							Not Disclosed	Feb-23	Jan-24	440,000	395,000	Excludes additional services
Deepwater Invictus	(6)	ship	*	2014	12,000	40,000	USGOM	Woodside	Jul-22	Oct-22	305,000	295,000
									Oct-22	Mar-23	375,000	305,000
Ocean Rig Athena		ship	*	2014	12,000	40,000				Stacked Mar-17
Deepwater Skyros	(8), (13)	ship	*	2013	12,000	40,000	Angola	TotalEnergies	Dec-21	Dec-22	195,000	573,000
	(8)						Angola	TotalEnergies	Jan-23	Jul-24	310,000	195,000
Ocean Rig Mylos		ship	*	2013	12,000	40,000				Stacked Sep-16
Deepwater Corcovado	(7), (8)	ship	*	2011	10,000	35,000	Brazil	Petrobras	Dec-19	Jul-23	198,000	N/A
Deepwater Mykonos	(7), (8)	ship	*	2011	10,000	35,000	Brazil	Petrobras	Nov-19	Aug-23	218,000	N/A
	(7), (8)						Brazil	Petrobras	Aug-23	Oct-24	364,000	218,000
Ocean Rig Olympia		ship	*	2011	10,000	35,000				Stacked Apr-16
Deepwater Orion		ship	*	2011	10,000	35,000				Idle Oct-19
Deepwater Champion		ship	*	2011	12,000	40,000				Stacked Feb-16
Discoverer Inspiration		ship	*	2010	12,000	40,000	USGOM	Hess	Dec-21	Mar-23	215,000	N/A
							USGOM	EnVen Energy	Mar-23	Apr-23	290,000	215,000
							USGOM	EnVen Energy	Apr-23	May-23	300,000	290,000
Discoverer India		ship	*	2010	12,000	40,000				Stacked Jul-20
Dhirubhai Deepwater KG2		ship	*	2010	12,000	35,000				Idle Jan-22
Discoverer Luanda		ship	*	2010	7,500	40,000				Stacked Feb-18
Discoverer Americas		ship	*	2009	12,000	40,000				Stacked Apr-16
Discoverer Clear Leader		ship	*	2009	12,000	40,000				Stacked Jun-19
Petrobras 10000	(6), (7), (16)	ship	*	2009	12,000	37,500	Brazil	Petrobras	Mar-22	Mar-23	315,000	N/A
	(6), (7), (16)						Brazil	Petrobras	Mar-23	Oct-23	322,000	N/A
	(6), (7), (16)						Brazil	Petrobras	Oct-23	Oct-24	399,000	N/A
	(6), (7), (16)						Brazil	Petrobras	Oct-24	Oct-25	411,000	N/A
	(6), (7), (16)						Brazil	Petrobras	Oct-25	Oct-26	423,000	N/A
	(6), (7), (16)						Brazil	Petrobras	Oct-26	Oct-27	436,000	N/A
	(6), (7), (16)						Brazil	Petrobras	Oct-27	Oct-28	449,000	N/A
	(6), (7), (16)						Brazil	Petrobras	Oct-28	Jul-29	462,000	N/A
Dhirubhai Deepwater KG1	(14), (17)	ship	*	2009	12,000	35,000	India	Reliance	Sep-22	Nov-22	227,000	250,000
	(19)						India	Reliance	Nov-22	Dec-22	330,000	227,000
	(14)						India	Reliance	Dec-22	Aug-23	227,000	330,000
							India	Reliance	Aug-23	Oct-23	330,000	227,000
Development Driller III	(8)	semi	*	2009	7,500	37,500	Suriname	TotalEnergies	Jan-23	Mar-23	345,000	331,000	Excludes additional services
GSF Development Driller I		semi	*	2005	7,500	37,500				Stacked Nov-20
Deepwater Nautilus		semi		2000	8,000	30,000				Idle Oct-22

									Q4 2022	Q1 2023	Q2 2023	Q3 2023
							Estimated Average Contract Dayrates (5)		$335,000	$349,000	$365,000	$386,000

Harsh Environment (10)
Transocean Norge	(12)	semi	*	2019	10,000	40,000	Norway	ConocoPhillips	Mar-22	Aug-22	280,000	N/A
	(7), (8), (12), (18)						Norway	Wintershall/DEA	May-23	Dec-23	347,000	280,000	Incremental term up to 863 days at dayrates of $370,000 to $430,000 is subject to certain approvals
Transocean Enabler	(6), (7), (8)	semi	*	2016	1,640	28,000	Norway	Equinor	Jul-22	Jul-23	422,000	N/A
	(6), (7), (8)						Norway	Equinor	Jul-23	Mar-24	413,000	N/A
Transocean Encourage	(6), (7), (8)	semi	*	2016	1,640	28,000	Norway	Equinor	Mar-22	Mar-23	419,000	N/A
	(6), (7), (8)						Norway	Equinor	Mar-23	Nov-23	409,000	N/A
Transocean Endurance	(6), (8)	semi	*	2015	1,640	28,000	Norway	Equinor	Dec-21	Dec-22	488,000	N/A
	(6), (8)						Norway	Equinor	Dec-22	Jun-23	477,000	N/A
Transocean Equinox	(6), (8), (26)	semi	*	2015	1,640	28,000				Idle Oct-22
Transocean Spitsbergen	(6), (7), (8)	semi	*	2010	10,000	30,000	Norway	Equinor	Apr-22	Oct-22	288,000	N/A	Excludes Additional Services
	(4), (6), (7), (8)						Norway	Equinor	Nov-22	Dec-22	304,000	N/A	Excludes Additional Services
	(4), (6), (7), (8)						Norway	Equinor	Dec-22	Jun-23	307,000	N/A	Excludes Additional Services
	(4), (6), (7), (8)						Norway	Equinor	Jun-23	Sep-23	317,000	N/A	Excludes Additional Services
	(6), (7), (8)						Norway	Equinor	Sep-23	Mar-25	339,000	N/A	Excludes Additional Services
Transocean Barents	(4), (7), (8)	semi	*	2009	10,000	30,000	Norway	Shell	Jan-22	Oct-22	282,000	N/A
Paul B. Loyd, Jr.		semi		1990	2,000	25,000	UKNS	Serica Energy PLC	Jun-22	Nov-22	160,000	N/A
	(6), (7), (8), (20)							Harbour Energy	Dec-22	Mar-23	175,000	160,000
	(6), (7), (8), (20)							Harbour Energy	Mar-23	Jun-23	175,000	175,000
	(6), (7), (8)							Harbour Energy	Jun-23	Sep-23	175,000	175,000
Transocean Leader		semi		1987/1997	4,500	25,000				Stacked Jul-20
Henry Goodrich		semi		1985/2007	5,000	30,000				Stacked Mar-20

								Q4 2022	Q1 2023	Q2 2023	Q3 2023
					Estimated Average Contract Dayrates (5)			$357,000	$360,000	$358,000	$333,000

Fixed-Price Options - See Footnote 10
Ultra-Deepwater
Deepwater Asgard		ship	*	2014	12,000	40,000	USGOM	Murphy Oil Corporation	Jan-23	Feb-23	395,000
Deepwater Mykonos	(7), (8), (21)	ship	*	2011	10,000	35,000	Brazil	Petrobras	Oct-24	Jan-25	364,000
Development Driller III	(8)	semi	*	2009	7,500	37,500	Suriname	TotalEnergies	Apr-23	Jun-23	360,000
	(8)						Suriname	TotalEnergies	Jun-23	Sep-23	370,000
Harsh Environment
Transocean Norge	(7), (8), (12), (22)	semi	*	2019	10,000	40,000	Norway	Wintershall/DEA	Jun-24	Jan-25
	(7), (8), (12), (22)								Jun-25	Dec-25
Transocean Enabler	(6), (7), (8), (11)	semi	*	2016	1,640	28,000	Norway	Equinor	Mar-24	Mar-27	413,000	N/A
	(6), (7), (8), (11)						Norway	Equinor	Mar-27	Mar-30	413,000	N/A
	(6), (7), (8)						Norway	Equinor	Mar-30	Mar-33	413,000	N/A
	(6), (7), (8)						Norway	Equinor	Mar-33	Mar-36	413,000	N/A
Transocean Encourage	(6), (7), (8), (11)	semi	*	2016	1,640	28,000	Norway	Equinor	Nov-23	Nov-26	420,000	N/A
	(6), (7), (8), (11)						Norway	Equinor	Nov-26	Nov-29	420,000	N/A
	(6), (7), (8)						Norway	Equinor	Nov-29	Nov-32	420,000	N/A
	(6), (7), (8)						Norway	Equinor	Nov-32	Nov-35	420,000	N/A
Transocean Spitsbergen	(4), (6), (7), (8)	semi	*	2010	10,000	30,000	Norway	Equinor	Mar-25	Aug-25	379,000	N/A
Paul B. Loyd, Jr.	(7), (8)	semi		1990	2,000	25,000	UKNS	Harbour Energy	Sep-23	Jun-24	175,000

Revisions Noted in Bold
Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

Estimated Contract Start and Estimated Expiration Dates are generally calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month or quarter is reported (i.e. a contract which is estimated to commence on March 4, 2021 will be reported as commencing in February 2021) and (2) for events estimated to occur between the 16th and the end of a month, the actual month or quarter is reported (i.e. a contract which is estimated to commence on March 24, 2021 will be reported as commencing in March 2021). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)

Transocean Barents, contractual dayrate of $302,000 has been updated to reflect current effect of foreign currency component.

Transocean Spitsbergen, contractual dayrates have been updated to reflect current effect of foreign currency component:

$302,000 now $304,000
$305,000 now $307,000
$335,000 now $339,000
$375,000 now $379,000

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.
(6)

If the dayrate is disclosed, reflects the current contracted dayrate which could reflect prior cost escalations, or de-escalations, and could change in the future due to further cost escalations, or de-escalations.

(7)

If the dayrate is disclosed, reflects the current contracted dayrate which, along with costs, includes a foreign currency component. Changes in the value of the U.S. dollar relative to certain foreign currencies will result in an adjustment to the dayrate according to the terms of the contract. The dayrate adjustment generally offsets the foreign currency exchange-related change in costs.

(8)	If the dayrate is disclosed, the contract provides for a bonus incentive opportunity not reflected in the current contract dayrate.
(9)	Customer pays an additional MPD standby rate and may call-off full MPD services to be provided at any time resulting in incremental $32,000 MPD operating rate to be paid to Transocean.
(10)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers exercising fixed price options declines.

(11)	If exercised, a lump sum payment of $12.5 million shall be payable to the customer upon commencement of the option period.
(12)

We hold a 33.0% ownership interest in the unconsolidated company owning the rig. Our customer has entered into the drilling contract with the operating company, a wholly owned subsidiary. Our contract backlog includes and we will recognize 100% of the contract drilling revenues associated with the drilling contract.

(13)

The disclosed dayrate was mutually agreed upon between Transocean and Total in 2020 with respect to a pre-existing unpriced option that was originally granted by Ocean Rig and the applicable dayrate does not necessarily reflect market rates prevailing at the time of this report.

(14)	The contract includes a quarterly dayrate escalation mechanism that may increase or decrease the dayrate with a floor of $127,000.
(15)

The contract is expected to start in the period indicated. Factors that could influence the contract start date include shipyard delivery, customer acceptance, and mobilization to operating location, among others.

(16)	The dayrate disclosed excludes a 5% royalty related to Transocean's dual activity patent.
(17)	The quarterly dayrate escalation mechanism increased dayrate to $250,000 from June 23, 2022 to September 22, 2022.
(18)

Contractual activity listed below is subject to license and PDO approval. At such time as approvals are secured, drilling revenues and backlog associated with these periods will be reported as firm and included in the appropriate section of the Fleet Status Report.

(19)	Customer exercised a one-well option which will be executed in the timeframe indicated before rig will return to complete the remainder of the current contract.
(20)	Customer will assign the contract during this period to NEO Energy.
(21)	Contract includes multiple option periods of minimum 90 days up to 279 days.
(22)	Customer will pay an idle period rate to Transocean during this time. For any activities exercised in this period, the operating dayrate shall be between $360,000 and $420,000.
(23)	In addition to operating dayrate, up to an incremental $38,000 per day may be paid for additional products and services.
(24)	In addition to operating dayrate, up to an incremental $39,000 per day may be paid for additional products and services.
(25)	In addition to operating dayrate, up to an incremental $40,000 per day may be paid for additional products and services.
(26)

In October 2022, the Transocean Equinox concluded the activities contemplated in its contract with Equinor. We expect to receive a termination payment equal to the capital element of the dayrate (approximately $242,000 through December 7 and approximately $232,000 thereafter) multiplied by the number of days remaining on the firm term at the date of termination.

(27)	The calculated dayrate of $315,000 includes a lump sum payment of $11.8M prorated over an estimated period of 255 days.

(28)	During the BOP installation period estimated to last 90 days, the company will receive lump sum payments of $16.7M, equivalent to $185,000 per day.

Disclaimers & Definitions

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service. The time associated with committed shipyards, upgrades, surveys, repairs, regulatory inspections, contract preparation or other committed activity on the rig and is not expected to earn an operating dayrate, Contract preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.

•

The references included in this Fleet Status Report may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Fleet Status Reports, as applicable.

•

In some instances such as certain mobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling contract.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classifications. Transocean uses classifications for its drillships and semisubmersibles as follows: “Ultra-Deepwater” are the latest generation of drillships and semisubmersible rigs and are capable of drilling in water depths equal to or greater than 7,500 feet; “Harsh Environment” are premium rigs equipped for year-round operations in harsh environments.

Stacking. An "Idle" rig is primarily between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is primarily manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for approximately 30 days following initiation of stacking.